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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     December 13, 1996


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                      MBNA MASTER CREDIT CARD TRUST II
            (Exact name of registrant as specified in its charter)



  United States                    33-99324                    51-0331454
-----------------        -----------------------------       --------------
(State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)               Identification No.)
 incorporation)


                             1100 North King Street
                              Wilmington, DE 19801
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                   (Address of principal executive office)



Registrant's telephone number, including area code  (302) 453-9930.
                                                    ---------------

Item 2.     ACQUISITION OR DISPOSITION OF ASSETS

     On November 4, 1996, MBNA America Bank, National Association (the "Seller") conveyed to the Trust all of the receivables (the "Receivables") in certain additional credit card accounts (the "Additional Accounts") of the Seller pursuant to an Assignment No. 10 of Receivables in Additional Accounts dated as of November 4, 1996, (the "Assignment"). The principal amount of the Receivables in the Additional Accounts on November 4, 1996, was $690,576,375.50. The Seller conveyed the Receivables in the Additional Accounts to the Trust pursuant to subsection 2.06(b) of the Pooling and Servicing Agreement.

Item 5.     OTHER EVENTS


     The following are filed as Exhibits to this Report under Exhibit 4:

      4.1 Series 1996-J Supplement to the Pooling and Servicing Agreement, dated as of September 19, 1996, among MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.

      4.2 Series 1996-K Supplement to the Pooling and Servicing Agreement, dated as of October 24, 1996, among MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.


     The following are filed as Exhibits to this Report under Exhibit 20:

      20.1 Series 1994-A Certificateholders' Statement for the month ended November 30, 1996.

      20.2 Series 1994-B Certificateholders' Statement for the month ended November 30, 1996.

      20.3 Series 1994-C Certificateholders' Statement for the month ended November 30, 1996.

      20.4 Series 1994-D Certificateholders' Statement for the month ended November 30, 1996.

      20.5 Series 1995-A Certificateholders' Statement for the month ended November 30, 1996.

      20.6 Series 1995-B Certificateholders' Statement for the month ended November 30, 1996.

      20.7 Series 1995-C Certificateholders' Statement for the month ended November 30, 1996.

      20.8 Series 1995-D Certificateholders' Statement for the month ended November 30, 1996.

      20.9 Series 1995-E Certificateholders' Statement for the month ended November 30, 1996.

     20.10 Series 1995-F Certificateholders' Statement for the month ended November 30, 1996.

     20.11 Series 1995-I Certificateholders' Statement for the month ended November 30, 1996.

     20.12 Series 1995-J Certificateholders' Statement for the month ended November 30, 1996.

     20.13 Series 1996-A Certificateholders' Statement for the month ended November 30, 1996.

     20.14 Series 1996-B Certificateholders' Statement for the month ended November 30, 1996.

     20.15 Series 1996-C Certificateholders' Statement for the month ended November 30, 1996.

     20.16 Series 1996-D Certificateholders' Statement for the month ended November 30, 1996.

     20.17 Series 1996-E Certificateholders' Statement for the month ended November 30, 1996.

     20.18 Series 1996-G Certificateholders' Statement for the month ended November 30, 1996.

     20.19 Series 1996-H Certificateholders' Statement for the month ended November 30, 1996.

     20.20 Series 1996-J Certificateholders' Statement for the month ended November 30, 1996.

     20.21 Series 1996-K Certificateholders' Statement for the period of October 24 through November 30, 1996.

Item 5.     OTHER EVENTS

     The following are filed as Exhibits to this Report under Exhibit 99:

     99.1. Series 1994-A Key Performance Factors for the month ended November 30, 1996.

     99.2. Series 1994-B Key Performance Factors for the month ended November 30, 1996.

     99.3. Series 1994-C Key Performance Factors for the month ended November 30, 1996.

     99.4. Series 1994-D Key Performance Factors for the month ended November 30, 1996.

     99.5. Series 1995-A Key Performance Factors for the month ended November 30, 1996.

     99.6. Series 1995-B Key Performance Factors for the month ended November 30, 1996.

     99.7. Series 1995-C Key Performance Factors for the month ended November 30, 1996.

     99.8. Series 1995-D Key Performance Factors for the month ended November 30, 1996.

     99.9. Series 1995-E Key Performance Factors for the month ended November 30, 1996.

    99.10. Series 1995-F Key Performance Factors for the month ended November 30, 1996.

    99.11. Series 1995-I Key Performance Factors for the month ended November 30, 1996.

    99.12. Series 1995-J Key Performance Factors for the month ended November 30, 1996.

    99.13. Series 1996-A Key Performance Factors for the month ended November 30, 1996.

    99.14. Series 1996-B Key Performance Factors for the month ended November 30, 1996.

    99.15. Series 1996-C Key Performance Factors for the month ended November 30, 1996.

    99.16. Series 1996-D Key Performance Factors for the month ended November 30, 1996.

    99.17. Series 1996-E Key Performance Factors for the month ended November 30, 1996.

    99.18. Series 1996-G Key Performance Factors for the month ended November 30, 1996.

    99.19. Series 1996-H Key Performance Factors for the month ended November 30, 1996.

    99.20. Series 1996-J Key Performance Factors for the month ended November 30, 1996.

    99.21. Series 1996-K Key Performance Factors for the month ended November 30, 1996.


                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     December 13, 1996


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                By:         Marguerite M. Boylan
                                   ----------------------------------
                                Name:       Marguerite M. Boylan
                                Title:      Vice President